SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 16, 2003

AVOCENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30575	91-2032368
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4991 CORPORATE DRIVE

HUNTSVILLE, ALABAMA 35805

(Address of Principal Executive Offices / Zip Code)

(256) 430-4000

(Registrant’s telephone number, including area code)

Item 12.                  Results of Operations and Financial Condition.

On October 16, 2003, Avocent Corporation publicly disseminated a press release announcing the financial results for its third quarter and nine months ended September 26, 2003.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.5 hereto and shall be deemed furnished under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Dated: October 16, 2003	By:	/s/ Douglas E. Pritchett
Douglas E. Pritchett
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Document	Page Nos.

Press Release dated October 16, 2003	Exhibit 99.5, 1-6